                                                                   EXHIBIT 10.15


                                                                  CONFORMED COPY




                          AMENDMENT dated as of November 20, 2001 (this
                      "Amendment"), to the Credit Agreement (the "Credit Agreement") dated as of July 21, 1999 and amended as of January 25, 2001, among ALLIED WASTE INDUSTRIES, INC. ("Allied Waste"), ALLIED WASTE NORTH AMERICA, INC. (the "Borrower"); the lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMorgan/Chase"), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as collateral trustee (in such capacity, the "Collateral Trustee") for the Shared Collateral Secured Parties.

            The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

            (a) Amendment of Section 1.01.

                  (i) The definition of "Consolidated EBITDA" is hereby amended by:

                  (A) deleting "and" at the end of clause (f) thereof and
            replacing it with a "," and inserting the following at the end of clause (g) thereof: "and (h) all losses attributable to the unwinding of interest rate swaps associated with the prepayment of associated Senior Term Loans during such period", and

                  (B) adding "(A)" immediately after "and minus, without
            duplication and to the extent added to revenues in determining Consolidated Net Income for such period," and adding the following after "all non-cash non-recurring gains during such period": "and
            (B) all gains attributable to the unwinding of interest rate swaps associated with the prepayment of associated Senior Term Loans during such period".

                  (ii) The definition of "Consolidated Interest Expense" is
            hereby amended by deleting the proviso therein and replacing it with the following:

                  "provided that "Consolidated Interest Expense" shall not (i)
            include any interest expense accrued and not paid or payable in cash in respect of Non-Cash-Pay Indebtedness or (ii) reflect any gains or losses attributable to the unwinding of interest rate swaps associated with the prepayment of associated Senior Term Loans.".

                  (iii) The definition of "Prepayment Event" is hereby amended by adding "(w) Section 6.01A(xix)," immediately after "(other than Refinancing Indebtedness) pursuant to" in clause (c) of such definition.

                  (iv) The definition of "2001 Indenture" is hereby amended and restated as follows:

                  ""2001 Indenture" means (i) one or more supplemental
            indentures, dated on or after January 25, 2001 and prior to December 31, 2002, to the AWNA Senior Note Indenture and (ii) any other indenture governing Senior Indebtedness entered into on or after January 25, 2001 and prior to December 31, 2002.".

                  (v) The definition of "2001 Senior Notes" is hereby amended and restated as follows:

                  ""2001 Senior Notes" means senior secured notes of AWNA or
            Allied Waste issued on or prior to December 31, 2002, pursuant to the 2001 Indenture, provided that the 2001 Senior Notes do not have a maturity date or any scheduled amortization until after the Tranche C Maturity Date.".

            (b) Amendment of Section 2.05(b). Paragraph (b) of Section 2.05 is hereby amended by deleting clause (i) of the last sentence of such paragraph and replacing it with the following:

                  "(i) the LC Exposure shall not exceed $1,300,000,000 (as such amount may be reduced from time to time in integral multiples of $1,000,000 by notice given by the Borrower to the Administrative Agent, which shall promptly notify the Revolving Lenders thereof) and".

            (c) Amendment of Section 2.11(c). Paragraph (c) of Section 2.11 is hereby amended by inserting the following sentence at the end of such paragraph:

                  "Notwithstanding anything herein to the contrary, the Net
            Available Proceeds from up to $250,000,000 in aggregate principal amount of 2001 Senior Notes issued on or after January 1, 2002 may be used to (i) refinance the Ref-Fuel Subsidiary Purchase Money Debt or (ii) prepay Revolving Loans used to refinance the Ref-Fuel Subsidiary Purchase Money Debt (and any Net Available Proceeds from 2001 Senior Notes issued on or after January 1, 2002 in excess of $250,000,000 shall be applied in accordance with the other provisions of this paragraph (c))."

            (d) Amendment of Section 6.01A. Section 6.01A of the Credit Agreement is hereby amended by deleting clause (xix) thereof and replacing it with the following:

                  "(xix) up to $2,600,000,000 (which includes the $600,000,000 aggregate principal amount of 2001 Senior Notes issued on January 30, 2001) aggregate principal amount of 2001 Senior Notes issued by the Borrower or Allied Waste pursuant to the 2001 Indenture and the related Guarantees, if any, by Allied Waste and/or its subsidiaries of the issuer's obligations with respect to such 2001 Senior

            Notes; provided that the Net Available Proceeds from the issuance of 2001 Senior Notes shall be applied in the manner provided for in
            Section 2.11(c);".

            (e) Amendment of Section 6.05A. Section 6.05A of the Credit Agreement is hereby amended as follows:

                  (i) The proviso at the end of paragraph (a) of Section
            6.05A(a) is hereby amended and restated as follows:

            "; and provided further that, after the consummation of the Ref-Fuel Transaction, neither Allied Waste nor any Restricted Subsidiary shall make any additional Investment in any Ref-Fuel Subsidiary except to the extent permitted by paragraphs (r) and (s) of this
            Section 6.05A.".

                  (ii) The word "and" at the end of paragraph (q) is hereby
            deleted.

                  (iii) The period at the end of paragraph (r) is hereby deleted and replaced with a "; and".

                  (iv) The following new paragraph is hereby inserted at the end of Section 6.05A:

            "(s) Investments made on or after January 1, 2002 in an amount not to exceed $280,000,000 used to refinance the Ref-Fuel Subsidiary Purchase Money Debt.".

            (f) Amendment of Section 6.13A. Section 6.13A of the Credit Agreement is hereby amended by deleting the table set forth in such Section in its entirety and replacing it with the following table:

                              " Period                             Minimum Ratio
                              --------                             -------------
            December 31, 1999 through September 30, 2000           1.75 to 1.00
            December 31, 2000 through September 30, 2001           2.25 to 1.00
            December 31, 2001 through September 30, 2003           2.00 to 1.00
            December 31, 2003 through September 30, 2004           2.25 to 1.00
            December 31, 2004 through September 30, 2005           2.50 to 1.00
            October 1, 2005 through December 31, 2005              2.75 to 1.00
            March 31, 2006 and thereafter                          3.00 to 1.00".

            (g) Amendment of Section 6.14A. Section 6.14A of the Credit Agreement is hereby amended by deleting the table set forth in such Section in its entirety and replacing it with the following table:

                              " Period                             Maximum Ratio
                              --------                             -------------
            December 31, 1999 through September 30, 2000           6.25 to 1.00
            December 31, 2000 through September 30, 2001           5.50 to 1.00
            December 31, 2001 through December 31, 2002            5.75 to 1.00
            March 31, 2003 through September 30, 2003              5.50 to 1.00

            December 31, 2003 through March 31, 2004               5.25 to 1.00
            June 30, 2004 through September 30, 2004               5.00 to 1.00
            December 31, 2004 through September 30, 2005           4.50 to 1.00
            October 1, 2005 through December 31, 2005              4.25 to 1.00
            March 31, 2006 and thereafter                          3.50 to 1.00".

            SECTION 2. Waivers under the Credit Agreement.

            (a) Waiver of Section 6.02A. The provisions of Section 6.02A are hereby waived to the extent necessary to permit the 2001 Senior Notes to be secured on a pari passu basis with the AWNA Senior Notes and the BFI Indenture Debt.

            (b) Waiver of Section 6.11A(b). The provisions of Section 6.11A(b) are hereby waived to the extent necessary to permit the refinancing of the Ref-Fuel Subsidiary Purchase Money Debt to the extent contemplated by Section 2.11(c).

            SECTION 3 . Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee that, as of the Amendment Effective Date:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

            SECTION 4. Shared Collateral Security Documents. Allied Waste, the Borrower and the Required Lenders hereby acknowledge that the amendments dated as of January 25, 2001 to each of the Shared Collateral Security Agreement, the Shared Collateral Pledge Agreement and the Collateral Trust Agreement will permit the Liens on the collateral under the Shared Collateral Security Agreement and the Shared Collateral Pledge Agreement to secure 2001 Senior Notes in an aggregate principal amount of up to $2,600,000,000 on a pari passu basis with the Senior Obligations, the AWNA Senior Notes and the BFI Indenture Debt.

            SECTION 5. Effectiveness. This Amendment shall become effective on the first date on which all of the following conditions shall have been satisfied, which date shall in no event be later than 30 days after the execution of this Amendment (the "Amendment Effective Date") : (a) the Borrower or Allied Waste shall have issued 2001 Senior Notes on or after November 1, 2001 and on or prior to January 1, 2002 for gross cash proceeds of not less than $500,000,000 pursuant to a public offering, a transaction pursuant to Rule 144A promulgated under the Securities Act of 1933 or other private placement transaction (the "Offering"), (b) the Net Available Proceeds of the Offering shall have been applied, substantially simultaneously with the issuance of such 2001 Senior Notes, in the manner provided for in Section 2.11(c), and (c) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders, the Borrower and Allied Waste.

            SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Collateral Trustee under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 7. Costs and Expenses. The Borrower and Allied Waste, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                        ALLIED WASTE INDUSTRIES, INC.,

                                           by
                                              /s/ Jenny Apker
                                              ----------------------------------
                                              Name:  Jenny Apker
                                              Title: Assistant Treasurer


                                        ALLIED WASTE NORTH AMERICA, INC.,

                                           by
                                              /s/ Jenny Apker
                                              ----------------------------------
                                              Name:  Jenny Apker
                                              Title: Assistant Treasurer

                                        JPMORGAN CHASE BANK,
                                        individually and as Administrative
                                        Agent, Collateral Agent and
                                        Collateral Trustee,

                                           by
                                              /s/ Allen K. King
                                              ----------------------------------
                                              Name:  Allen K. King
                                              Title: Vice President

                                        ABN AMRO

                                           by
                                              /s/ Mary L. Honda
                                              ----------------------------------
                                              Name:  Mary L. Honda
                                              Title: Group Vice President

                                           by
                                              /s/ Edward John Hill III
                                              ----------------------------------
                                              Name:  Edward John Hill III
                                              Title: Assistant Vice President

                                        ADDISON CDO, LIMITED (ACCT 1279)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        AERIES FINANCE-II LTD.
                                        by INVESCO Senior Secured Management,
                                        Inc. as Sub-Managing Agent

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        AG CAPITAL FUNDING PARTNERS, L.P.
                                        By: Angelo, Gordon & Co., L.P.,
                                        As Investment Advisor,

                                           by
                                              /s/ John W. Fraser
                                              ----------------------------------
                                              Name:  John W. Fraser
                                              Title: Managing Director

                                        AIM FLOATING RATE FUND
                                        by Invesco Senior Secured Management,
                                        Inc. as Attorney in Fact,

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo

                                              Title: Authorized Signatory

                                        AIMCO CDO SERIES 2000-A

                                           by
                                              /s/ Jerry D. Zinkula
                                              ----------------------------------
                                              Name:  Jerry D. Zinkula
                                              Title: Authorized Signatory

                                        ALLIANCE CAPITAL MANAGEMENT L.P.
                                        As Manager on Behalf of Alliance Capital
                                        Funding, L.L.C.., as Assignee,
                                        by Alliance Capital Management
                                        Corporation, General Partner of Alliance
                                        Capital Management, L.P.,

                                           by
                                              /s/ Sverker Johansson
                                              ----------------------------------
                                              Name:  Sverker Johansson
                                              Title: Vice President

                                        ALLSTATE LIFE INSURANCE COMPANY

                                           by
                                              /s/ Jerry D. Zinkula
                                              ----------------------------------
                                              Name:  Jerry D. Zinkula
                                              Title: Authorized Signatory

                                           by
                                              /s/ Patricia W. Wilson
                                              ----------------------------------
                                              Name:  Patricia W. Wilson
                                              Title: Authorized Signatory

                                        AMARA-1 FINANCE, LTD.
                                        by INVESCO Senior Secured Management,
                                        Inc. as Sub-advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        AMARA 2 FINANCE, LTD.
                                        by INVESTCO Senior Secured Management,
                                        Inc. as Sub-advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo

                                              Title: Authorized Signatory

                                        AMMC CDO I, LIMITED
                                        by American Money Management Corp., as
                                        Collateral Agent

                                           by
                                              /s/ David P. Meyer
                                              ----------------------------------
                                              Name:  David P. Meyer
                                              Title: Vice President

                                        AMMC CDO II, LIMITED
                                        by American Money Management Corp., as
                                        Collateral Manager

                                           by
                                              /s/ David P. Meyer
                                              ----------------------------------
                                              Name:  David P. Meyer
                                              Title: Vice President

                                        ANTARES CAPITAL CORP.

                                           by
                                              /s/ Tyler W. Lindblad
                                              ----------------------------------
                                              Name:  Tyler W. Lindblad
                                              Title: Director

                                        APEX (IDM) CDO I, LTD.

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        ARAB BANKING CORPORATION (B.S.C.)

                                           by
                                              /s/ Geoffrey Milton
                                              ----------------------------------
                                              Name:  Geoffrey Milton
                                              Title: General Manager

                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy

                                              Title: Vice President

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        ARCHIMEDES FUNDING II, LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark O'Shaughnessy
                                              Title: Vice President

                                        ARCHIMEDES FUNDING, L.L.C.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        BALANCED HIGH YIELD FUND II, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Asset Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        BALANCED HIGH YIELD FUND I, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        NEAMAN CLO. LTD.
                                        By:  ING Capital Advisors LLC, as
                                        Investment Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        ORYX CLO. LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        SEQUILS-ING I (HBDGM), LTD.
                                        By:  ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        THE ING CAPITAL ADVISORS SENIOR SECURED
                                        HIGH INCOME FUND, LTD.
                                        By:  ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        SWISS LIFE US RAINBOW LIMITED
                                        By:  ING Capital Advisors LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        ARES LEVERAGED INVESTMENT FUND, II,
                                        L.P., by Ares Management II, L.P.,
                                        its General Partner

                                           by
                                              /s/ David A. Sachs
                                              ----------------------------------
                                              Name:  David A. Sachs
                                              Title: Vice President

                                        ARES III CLO LTD., by Ares CLO
                                        Management LLC, Investment Manager

                                           by
                                              /s/ David A. Sachs
                                              ----------------------------------
                                              Name:  David A. Sachs
                                              Title: Vice President

                                        ARES IV CLO LTD.,
                                        by Ares CLO Management Iv, L.P.,
                                        Investment Manager
                                        by Ares CLO GP IV, LLC, its Managing
                                        Member

                                           by
                                              /s/ David A. Sachs
                                              ----------------------------------
                                              Name:  David A. Sachs
                                              Title: Vice President

                                        ARES V CLO LTD.
                                        by Ares Clo Management V, L.P.,
                                        Investment Manager
                                        by Ares CLO GP V, LLC, its Managing
                                        Member

                                           by
                                              /s/ David A. Sachs
                                              ----------------------------------
                                              Name:  David A. Sachs
                                              Title: Vice President

                                        ATHENA CDO, LIMITED (ACCT 1277)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        AVALON CAPITAL LTD.
                                        by Invesco Senior Secured Management,
                                        Inc. as Portfolio Manager

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2
                                        by Invesco Senior Secured Management,
                                        Inc., as Portfolio Advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        AVIARY ASSOCIATES LP
                                        AVIARY CAPITAL ENTERPRISES INC.,
                                        GENERAL PARTNER

                                           by
                                              /s/ Steven C. Taus
                                              ----------------------------------
                                              Name:  Steven C. Taus
                                              Title: Executive Vice President

                                        AXA INVESTMENT MANAGERS for and on
                                        behalf of Concerto 1 B.V.

                                           by
                                              /s/ Nathalie Savey
                                              ----------------------------------
                                              Name:  Nathalie Savey
                                              Title: Investment Manager

                                        BANCO ESPIRITO SANTO, S.A.,
                                        NASSAU BRANCH

                                           by
                                              /s/ Terry R. Hull
                                              ----------------------------------
                                              Name:  Terry R. Hull
                                              Title: Senior Vice President

                                           by
                                              /s/ Andrew M. Orsen
                                              ----------------------------------
                                              Name:  Andrew M. Orsen
                                              Title: Vice President

                                        BANDARIA TRR CORPORATION

                                           by
                                              /s/  Lori Rezza
                                              ----------------------------------
                                              Name:  Lori Rezza
                                              Title: Vice President

                                        BANK OF AMERICA, N.A.

                                           by
                                              /s/ Edward Hamilton
                                              ----------------------------------
                                              Name:  Edward Hamilton
                                              Title: Managing Director

                                        BANK LEUMI USA

                                           by
                                              /s/ Aliz Sadan
                                              ----------------------------------
                                              Name:  Aliz Sadan
                                              Title: Assistant Treasurer

                                        THE BANK OF NEW YORK

                                           by
                                              /s/ Lisa Y. Brown
                                              ----------------------------------
                                              Name:  Lisa Y. Brown
                                              Title: Vice President

                                        BANK ONE, N.A., with its Main Office in
                                        Chicago, Illinois (As Successor by
                                        Merger to Bank One, Arizona, NA)

                                           by
                                              /s/ Steven J. Krakoski
                                              ----------------------------------
                                              Name:  Steven J. Krakoski
                                              Title: First Vice President

                                        THE BANK OF NOVA SCOTIA

                                           by
                                              /s/ John Quick
                                              ----------------------------------
                                              Name:  John Quick
                                              Title: Managing Director

                                        BANKERS TRUST COMPANY

                                           by
                                              /s/ Diane F. Rolfe
                                              ----------------------------------
                                              Name:  Diane F. Rolfe
                                              Title: Vice President

                                        BATTERSON PARK CBO I
                                        By General Re-New England Asset
                                        Management, Inc., as Collateral Agent

                                           by
                                              /s/ Susan Bosworth
                                              ----------------------------------
                                              Name:  Susan Bosworth
                                              Title: Vice President

                                        BAY VIEW FINANCIAL CORPORATION

                                           by
                                              /s/ Patricia A. Samson
                                              ----------------------------------
                                              Name:  Patricia A. Samson
                                              Title: Vice President

                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        NEW YORK BRANCH

                                           by
                                              /s/ Elizabeth H. Tallmadge
                                              ----------------------------------
                                              Name:  Elizabeth H. Tallmadge
                                              Title: Managing Director
                                                     Chief Investment Officer

                                           by
                                              /s/ Steven Simons
                                              ----------------------------------
                                              Name:  Steven Simons
                                              Title: Associate Director

                                        BEDFORD CDO, LIMITED (ACCT 1276)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        BILL AND MELINDA GATES FOUNDATION

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        BLACK DIAMOND CLO 1996-1 LTD.

                                           by
                                              /s/ Alan Corkish
                                              ----------------------------------
                                              Name:  Alan Corkish
                                              Title: Director

                                        BLACK ROCK SENIOR LOAN TRUST

                                           by
                                              /s/  M. Williams
                                              ----------------------------------
                                              Name:  M. Williams
                                              Title: Director

                                        BLUE SQUARE FUNDING SERIES 3
                                        by Bankers Trust Company, as Trustee

                                           by
                                              /s/ Susan Anderson
                                              ----------------------------------
                                              Name:  Susan Anderson
                                              Title: Assistant Vice President

                                        BNP PARIBAS

                                           by
                                              /s/ Mike Shryock
                                              ----------------------------------
                                              Name:  Mike Shryock
                                              Title: Vice President

                                           by
                                              /s/ Aurora Abella
                                              ----------------------------------
                                              Name:  Aurora Abella
                                              Title: Vice President

                                        CANYON CAPITAL CDO 2001-1 LTD.,
                                        An Exempted Limited Liability Company
                                        Incorporated under the Laws of the
                                        Cayman Islands
                                        by Canyon Capital Advisors LLC, a
                                        Delaware Limited Liability Company, its
                                        Collateral Manager

                                           by
                                              /s/ R. Christian B. Evenson
                                              ----------------------------------
                                              Name:  R. Christian B. Evenson
                                              Title:

                                        CAPTIVA II FINANACE, LTD.

                                           by
                                              /s/ David Dyer
                                              ----------------------------------
                                              Name:  David Dyer
                                              Title: Director

                                        CAPTIVA III FINANACE, LTD. (ACCT 275)

                                           by
                                              /s/ David Dyer
                                              ----------------------------------
                                              Name:  David Dyer
                                              Title: Director

                                        CAPTIVA IV FINANACE, LTD. (ACCT 1275)

                                           by
                                              /s/ David Dyer
                                              ----------------------------------
                                              Name:  David Dyer

                                              Title: Director

                                        CARLYLE HIGH YIELD PARTNERS, L.P.

                                           by
                                              /s/ Linda M. Pace
                                              ----------------------------------
                                              Name:  Linda M. Pace
                                              Title: Vice President

                                        CARLYLE HIGH YIELD PARTNERS II, LTD.

                                           by
                                              /s/ Linda M. Pace
                                              ----------------------------------
                                              Name:  Linda M. Pace
                                              Title: Vice President


                                        CARLYLE HIGH YIELD PARTNERS III, LTD.

                                           by
                                              /s/ Linda M. Pace
                                              ----------------------------------
                                              Name:  Linda M. pace
                                              Title: Vice President

                                        CATALINA CDO LTD. (ACCT 1287)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        CENTURION CDO III, LIMITED
                                        American Express Asset Management Group
                                        Inc., as Collateral Manager

                                           by
                                              /s/ Michael M. Leyland
                                              ----------------------------------
                                              Name:  Michael M. Leyland
                                              Title: Managing Director

                                        CENTURION CDO II, LTD.
                                        by American Express Asset Management
                                        Group Inc., as Collateral Manager

                                           by
                                              /s/ Michael M. Leyland
                                              ----------------------------------
                                              Name:  Michael M. Leyland
                                              Title: Managing Director

                                        CERES FINANCE LTD.
                                        by INVESCO Senior Secured Management,
                                        Inc., as Sub-managing Agent

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        CERES II FINANCE LTD.
                                        by INVESCO Senior Secured Management,
                                        Inc.,

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        CHANCELLOR/TRITON CBO, LIMITED
                                        by INVESCO Senior Secured Management,
                                        Inc., as Collateral Manager

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        CHARTER VIEW PORTFOLIO
                                        by INVESCO Senior Secured Management,
                                        Inc., As Investment Advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        CIBC WORLD MARKETS CORP. ,
                                        as AGENT

                                           by
                                              /s/ Lindsay Gordon
                                              ----------------------------------
                                              Name:  Lindsay Gordon
                                              Title: Executive Director

                                        CITADEL HILL 2000

                                           by
                                              /s/ Stephen Lockhart
                                              ----------------------------------
                                              Name:  Stephen Lockhart
                                              Title: Authorized Signatory

                                        CITICORP LIFE INSURANCE COMPANY

                                           by
                                              /s/ Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        CITICORP USA, INC.

                                           by
                                              /s/ Mark R. Floyd
                                              ----------------------------------
                                              Name:  Mark R. Floyd
                                              Title: Vice President

                                        CLYDESDALE CLO 2001-1, LTD.

                                           by
                                              /s/ Elizabeth Maclean
                                              ----------------------------------
                                              Name:  Elizabeth Maclean
                                              Title: Vice President

                                        COLISEUM FUNDING LTD.

                                           by
                                              /s/ Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        COLUMBUS LOAN FUNDING LTD.

                                           by
                                              /s/ Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        COMERICA BANK-CALIFORNIA

                                           by
                                              /s/ Mei Ling Chua
                                              ----------------------------------
                                              Name:  Mei Ling Chua
                                              Title:

                                           by
                                              /s/ Eoin Collins
                                              ----------------------------------
                                              Name:  Eoin Collins
                                              Title: Vice President

                                        COMERICA WEST INCORPORATED

                                           by
                                              /s/ Mei Ling Chua
                                              ----------------------------------
                                              Name:  Mei Ling Chua
                                              Title: Corporate Banking
                                                     Representative

                                        COMMONWEALTH OF MASSACHUSETTS PENSION
                                        RESERVES INVESTMENT MANAGEMENT BOARD
                                        By: Fidelity Management Trust Company,
                                        as Investment Manager, under Power of
                                        Attorney

                                           by
                                              /s/ John P. O'Reilly, Jr.
                                              ----------------------------------
                                              Name:  John P. O'Reilly, Jr.
                                              Title: Executive Vice President

                                        PENSION INVESTMENT COMMITTEE OF GENERAL
                                        MOTORS FOR GENERAL MOTORS FOR GENERAL
                                        MOTORS

                                        EMPLOYEES DOMESTIC GROUP PENSION TRUST
                                        By: Fidelity Management Trust Company,
                                        as Investment Manager, under Power of
                                        Attorney

                                           by
                                              /s/ John P. O'Reilly, Jr.
                                              ----------------------------------
                                              Name:  John P. O'Reilly, Jr.
                                              Title: Executive Vice President

                                        FIDELITY ADVISOR SERIES II:  FIDELITY
                                        ADVISOR FLOATING RATE HIGH INCOME FUND

                                           by
                                              /s/ John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        FIDELITY ADVISOR SERIES II:  FIDELITY
                                        ADVISOR HIGH YIELD FUND

                                           by
                                              /s/ John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        CONTINENTAL ASSURANCE COMPANY SEPARATE
                                        ACCOUNT (E)
                                        By: TCW Asset Management Company as
                                        Attorney-in-Fact

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        CONTINENTAL ASSURANCE COMPANY SEPARATE
                                        ACCOUNT (E)
                                        By: TCW Asset Management Company as
                                        Attorney-in-Fact

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------

                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        CONTINENTAL CASUALTY COMPANY

                                           by
                                              /s/ Richard W. Dubberke
                                              ----------------------------------
                                              Name:  Richard W. Dubberke
                                              Title: Vice President

                                        CREDIT INDUSTRIEL ET COMMERCIAL

                                           by
                                              /s/ Sean Mounier
                                              ----------------------------------
                                              Name:  Sean Mounier
                                              Title: First Vice President

                                           by
                                              /s/ Marcus Edward
                                              ----------------------------------
                                              Name:  Marcus Edward
                                              Title: Vice President

                                        CREDIT LYONNAIS LOS ANGELES BRANCH

                                           by
                                              /s/ Dianne M. Scott
                                              ----------------------------------
                                              Name:  Dianne M. Scott
                                              Title: Senior Vice President and
                                                     Manager

                                        CREDIT SUISSE FIRST BOSTON

                                           by
                                              /s/ Joel Glodowski
                                              ----------------------------------
                                              Name:  Joel Glodowski
                                              Title: Managing Director

                                           by
                                              /s/ John D. Lewis
                                              ----------------------------------
                                              Name:  John D. Lewis
                                              Title: Associate

                                        CRESCENT/MACH PARTNERS, L.P.,
                                        by: TCW Asset Management Company, its
                                        Investment Manager

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                        CSAM FUNDING FUNDING I

                                           by
                                              /s/ Andrew H. Marshak
                                              ----------------------------------
                                              Name:  Andrew H. Marshak
                                              Title: Authorized Signatory

                                        CYPRESSTREE INVESTMENT PARTNERS I, LTD
                                        by CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager

                                           by
                                              /s/ Jonathan D. Sharkey
                                              ----------------------------------
                                              Name:  Jonathan D. Sharkey
                                              Title: Principal

                                        CYPRESSTREE INVESTMENT PARTNERS II, LTD
                                        by CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager

                                           by
                                              /s/ Jonathan D. Sharkey
                                              ----------------------------------
                                              Name:  Jonathan D. Sharkey
                                              Title: Principal

                                        CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY, INC. as Attorney-in-fact and on Behalf of First Allmerica
                                        Financial Life Insurance Company
                                        as Portfolio Manager

                                           by
                                              /s/ Jonathan D. Sharkey
                                              ----------------------------------
                                              Name:  Jonathan D. Sharkey
                                              Title: Principal

                                        DEBT STRATEGIES FUND, INC.

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        DENALI CAPITAL LLC, Managing Member of
                                        Dc Funding Partners LLC, Portfolio
                                        Manager for Denali Capital CLO I, Ltd.

                                           by
                                              /s/ John Thacher
                                              ----------------------------------
                                              Name:  John Thacher
                                              Title: Chief Credit Officer

                                        DELANO COMPANY (ACCT 274)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        THE DEVELOPMENT BANK OF SINGAPORE LTD
                                        LOS ANGELES AGENCY

                                           by
                                              /s/ Alk Lim Kok
                                              ----------------------------------
                                              Name:  Alk Lim Kok
                                              Title: Assistant General Manager

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        by Invesco Senior Secured Management,
                                        Inc. as Investment Adviser

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        EASTMAN HILL FUNDING I, LIMITED
                                        By: TCW Asset Management Company, as its
                                        Collateral Manager

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                        EATON VANCE SENIOR INCOME TRUST
                                        by Eaton Vance Management as Investment
                                        Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND, by Eaton Vance Management as
                                        Investment Advisor,

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        EATON VANCE CDO II, LTD., by Eaton Vance
                                        Management as Investment Advisor,

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        EATON VANCE CDO III, LTD., by Eaton
                                        Vance Management as Investment Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        EATON VANCE CDO IV, LTD., by Eaton Vance
                                        Management as Investment Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        CONSTANTINUS EATON VANCE CDO V, LTD. by
                                        Eaton Vance Management as Investment
                                        Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        ELF FUNDING TRUST I
                                        By:  Highland Capital Management, L.P.
                                        as Collateral Manager

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        ELT LTD.

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        ELC (CAYMAN) LTD.

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        ELC (CAYMAN) LTD. 1999-II

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        ELC (CAYMAN) LTD. 1999-III

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        ELC (CAYMAN) LTD. 2000-I

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        APEX (IDM) CDO I, LTD.

                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        TRYON CLO Ltd. 2000-1
                                           by
                                              /s/ William A. Hayes
                                              ----------------------------------
                                              Name:  William A. Hayes
                                              Title: Director, First Union
                                                     Institutional Debt
                                                     Management, Inc. ("IDM")

                                        EMERALD ORCHARD LIMITED

                                           by
                                              /s/ Stacey L. Malek
                                              ----------------------------------
                                              Name:  Stacey L. Malek
                                              Title: Attorney in Fact

                                        ERSTE BANK

                                           by
                                              /s/ Brandon A. Meyerson
                                              ----------------------------------
                                              Name:  Brandon A. Meyerson
                                              Title: Vice President

                                           by
                                              /s/ John S. Runnion
                                              ----------------------------------
                                              Name:  John S. Runnion
                                              Title: Managing Director

                                        EQ ADVISOR TRUST by Alliance Capital
                                        Management L.P.

                                           by
                                              /s/ Greg Dube
                                              ----------------------------------
                                              Name:  Greg Dube
                                              Title: Portfolio Manager

                                        FIRST CITICORP LIFE INSURANCE COMPANY

                                           by
                                              /s/  Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        FIRST DOMINION FUNDING I

                                           by
                                              /s/ Andrew H. Marshak
                                              ----------------------------------
                                              Name:  Andrew H. Marshak
                                              Title: Authorized Signatory

                                        FIRST DOMINION FUNDING II

                                           by
                                              /s/ Andrew H. Marshak
                                              ----------------------------------
                                              Name:  Andrew H. Marshak
                                              Title: Authorized Signatory

                                        FIRST DOMINION FUNDING III

                                           by
                                              /s/ Andrew H. Marshak
                                              ----------------------------------
                                              Name:  Andrew H. Marshak
                                              Title: Authorized Signatory

                                        FIRST SOURCE LOAN OBLIGATIONS TRUST
                                        by First Source Financial Inc. its
                                        Servicer and Administrator

                                           by
                                              /s/ Kathi J. Inorio
                                              ----------------------------------
                                              Name:  Kathi J. Inorio
                                              Title: Senior Vice President

                                        FIRST UNION NATIONAL BANK

                                           by
                                              /s/ James F. Heatwole
                                              ----------------------------------
                                              Name:  James F. Heatwole
                                              Title: Senior Vice President

                                        FLAGSHIP CLO 2001-1

                                           by
                                              /s/ Mark S. Pelletier
                                              ----------------------------------
                                              Name:  Mark S. Pelletier
                                              Title: Director

                                        FLEET NATIONAL BANK

                                           by
                                              /s/ David C. Brecht
                                              ----------------------------------
                                              Name:  David C. Brecht
                                              Title: Vice President

                                        FORTE I CDO CORP.
                                        by: Strong Capital Management Inc.,
                                        as Collateral Manager

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        FRANKLIN FLOATING RATE TRUST

                                           by
                                              /s/ Chauncey Lufkin
                                              ----------------------------------
                                              Name:  Chauncey Lufkin
                                              Title: Senior Vice President

                                        FRANKLIN FLOATING RATE MASTER SERIES

                                           by
                                              /s/ Chauncey Lufkin
                                              ----------------------------------
                                              Name:  Chauncey Lufkin
                                              Title: Senior Vice President

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                           by
                                              /s/ Chauncey Lufkin
                                              ----------------------------------
                                              Name:  Chauncey Lufkin
                                              Title: Senior Vice President

                                        FRANKLIN CLO I, LTD

                                           by
                                              /s/ Chauncey Lufkin
                                              ----------------------------------
                                              Name:  Chauncey Lufkin
                                              Title: Senior Vice President

                                        FRANKLIN CLO II, LTD.

                                           by
                                              /s/ Chauncey Lufkin
                                              ----------------------------------
                                              Name:  Chauncey Lufkin
                                              Title: Senior Vice President

                                        THE FUJI BANK, LIMITED

                                           by
                                              /s/ Masahito Fukuda
                                              ----------------------------------
                                              Name:  Masahito Fukuda

                                              Title: Senior Vice President

                                        GALAXY CLO 1999-I LTD. by SAI Investment
                                        Adviser, Inc., its Collateral Manager

                                           by
                                              /s/ Steven Oh
                                              ----------------------------------
                                              Name:  Steven Oh
                                              Title: Authorized Agent

                                        GE CAPITAL CORPORATION

                                           by
                                              /s/ Anne Kennelly Kratky
                                              ----------------------------------
                                              Name:  Anne Kennelly Kratky
                                              Title: Manager-Operations

                                        GLENEAGLES TRADING LLC

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        GOLDENTREE HIGH YIELD
                                        OPPORTUNITIES I, L.P.

                                           by
                                              /s/ Frederick Haddad
                                              ----------------------------------
                                              Name:  Frederick Haddad
                                              Title: Authorized Signatory

                                        GOLDENTREE HIGH YIELD
                                        OPPORTUNITIES II, L.P.

                                           by
                                              /s/ Frederick Haddad
                                              ----------------------------------
                                              Name:  Frederick Haddad
                                              Title: Authorized Signatory

                                        GRAYSON & CO. by Boston Management and
                                        Research as Investment Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        HARBOUR TOWN FUNDING TRUST

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        HAMILTON BANK N.A.

                                           by
                                              /s/ John M.R. Jacobs
                                              ----------------------------------
                                              Name:  John M.R. Jacobs
                                              Title: Senior Vice President

                                           by
                                              /s/ Maria L. Justo
                                              ----------------------------------
                                              Name:  Maria L. Justo
                                              Title: Executive Vice President
                                                     Hamilton Bank, N.A.

                                        HARBOUR TOWN FUNDING TRUST

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        HARBOUR VIEW CDO II LTD., FUND

                                           by
                                              /s/ David Foxhoven
                                              ----------------------------------
                                              Name:  David Foxhoven
                                              Title: A.V.P.

                                        HARBOUR VIEW CBO I, LTD.

                                           by
                                              /s/ David Foxhoven
                                              ----------------------------------
                                              Name:  David Foxhoven
                                              Title: A.V.P.

                                        HARCH CLO I, LTD.

                                           by
                                              /s/ Michael E. Lewitt
                                              ----------------------------------
                                              Name:  Michael E. Lewitt
                                              Title: Authorized Signatory

                                        HIGHLAND LEGACY LIMITED
                                        By:  Highland Capital Management, L.P.
                                        as Collateral Manager

                                           by
                                              /s/  Mark K. Okada
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        HIGHLAND LOAN FUNDING V LTD.
                                        By:  Highland Capital Management, L.P.
                                        as Collateral Manager

                                           by
                                              /s/  Mark K. Okada
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        HIGHLAND OFFSHORE PARTNERS, L.P.
                                        By:  Highland Capital Management, L.P.
                                        as Collateral Manager

                                           by
                                              /s/  Mark K. Okada
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        IKB CAPITAL CORP.

                                           by
                                              /s/ David Snyder
                                              ----------------------------------
                                              Name:  David Snyder
                                              Title: President

                                        THE ING CAPITAL INVESTORS SENIOR SECURED
                                        HIGH INCOME FUND, LTD., by ING Capital
                                        Advisors LLC, as Investment Advisor

                                           by
                                              /s/ Mark M. O'Shaughnessy
                                              ----------------------------------
                                              Name:  Mark M. O'Shaughnessy
                                              Title: Vice President

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                           by
                                              /s/ Vincente L. Timiraos
                                              ----------------------------------
                                              Name:  Vincente L. Timiraos
                                              Title: Joint General Manager

                                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED,
                                        by Indosuez Capital as Portfolio Advisor

                                           by
                                              /s/ Jack Henry
                                              ----------------------------------
                                              Name:  Jack Henry
                                              Title: Vice President & Portfolio
                                                     Manager

                                        INDOSUEZ CAPITAL FUNDING III, LIMITED,
                                        by Indosuez Capital as Portfolio Advisor

                                           by
                                              /s/ Jack Henry
                                              ----------------------------------
                                              Name:  Jack Henry
                                              Title: Vice President & Portfolio
                                                     Manager

                                        INDOSUEZ CAPITAL FUNDING IV, LIMITED, by
                                        Indosuez Capital as Portfolio Advisor

                                           by
                                              /s/ Jack Henry
                                              ----------------------------------
                                              Name:  Jack Henry
                                              Title: Vice President & Portfolio
                                                     Manager

                                        INDOSUEZ CAPITAL FUNDING VI, LIMITED, by
                                        Indosuez Capital as Portfolio Advisor

                                           by
                                              /s/ Jack Henry
                                              ----------------------------------
                                              Name:  Jack Henry
                                              Title: Vice President & Portfolio
                                                     Manager

                                        ING PILGRIM INVESTMENTS, LLC

                                           by
                                              /s/ Michel Prince, CFA
                                              ----------------------------------
                                              Name:  Michel Prince
                                              Title: Vice President

                                        INVESCO CBO 2000-1 LTD., by INVESCO
                                        Senior Secured Management, Inc., as
                                        Portfolio Advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        JACKSON NATIONAL LIFE INSURANCE COMPANY
                                        by: PPM America, Inc., as
                                        Attorney-in-fact

                                           by
                                              /s/ David C. Wagner
                                              ----------------------------------
                                              Name:  David C. Wagner
                                              Title: Managing Director

                                        J.H. WHITNEY MARKET VALUE FUND, L.P. by
                                        Whitney Market Value GP, LLC, General
                                        Partner

                                           by
                                              /s/ Michael B. DeFlorio
                                              ----------------------------------
                                              Name:  Michael B. DeFlorio
                                              Title: Managing Director

                                        JHW CASH FLOW FUND I, L.P. by JHW Cash
                                        Flow Fund I GP, LTD, General Partner

                                           by
                                              /s/ Michael B. DeFlorio
                                              ----------------------------------
                                              Name:  Michael B. DeFlorio
                                              Title: Managing Director

                                        JHW CASH FLOW FUND II, L.P. by JHW Cash
                                        Flow Fund II, L.P., General Partner

                                           by
                                              /s/ Michael B. DeFlorio
                                              ----------------------------------
                                              Name:  Michael B. DeFlorio
                                              Title: Managing Director

                                        WHITNEY PRIVATE DEBT FUND, L.P. by
                                        Whitney Private Debt Fund G.P., LLC,
                                        General Partner

                                           by
                                              /s/ Michael B. DeFlorio
                                              ----------------------------------
                                              Name:  Michael B. DeFlorio
                                              Title: Managing Director

                                        JISSEKIKUN FUNDING, LTD. (ACCT 1288)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        JP MORGAN CHASE BANK, as Trustee of the
                                        Antares Funding Trust created under the
                                        Trust Agreement dated as of
                                        November 30, 1999

                                           by
                                              /s/ Annye Hua
                                              ----------------------------------
                                              Name:  Annye Hua
                                              Title: Trust Officer

                                        JUPITER FUNDING TRUST

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        J/Z CBO (Deleware), LLC
                                        By:  J/Z CBO Corp., its General Member

                                           by
                                              /s/ Melissa A. Chuilli
                                              ----------------------------------
                                              Name:  Melissa A. Chuilli
                                              Title: VP/JZHI

                                        KATONAH I

                                           by
                                              /s/ Joyce C. Delucca
                                              ----------------------------------
                                              Name:  Joyce C. Delucca
                                              Title: Managing Principal

                                        KATONAH II

                                           by
                                              /s/ Joyce C. Delucca
                                              ----------------------------------
                                              Name:  Joyce C. Delucca
                                              Title: Managing Principal

                                        KZH PAMCO LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH HIGHLAND - 2 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH CNC LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH CRESCENT LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH CRESCENT - 2 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH CRESCENT - 3 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH CYPRESS TREE - 1 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH ING - 1 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH ING - 2  LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH ING - 3 LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH LANGSDALE LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH PONDVIEW LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH RIVERSIDE LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH SHOSHONE LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH SOLEIL LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH SOLEIL - 2 LLC
                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH STERLING LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        KZH WATERSIDE LLC

                                           by
                                              /s/ Susan Lee
                                              ----------------------------------
                                              Name:  Susan Lee
                                              Title: Authorized Agent

                                        LCMI LIMITED PARTNERSHIP

                                           by
                                              /s/ Farboud Tavangar
                                              ----------------------------------
                                              c/o Lyon Capital Management LLC
                                              Name:  Farboud Tavangar
                                              Title: Senior Portfolio Manager

                                        LONGHORN CDO (CAYMAN) LTD by Merrill
                                        Lynch Investment Managers, L.P. as
                                        Investment Advisor

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory


                                        LONG LANE MASTER TRUST IV by Fleet
                                        National Bank as Trust Administrator

                                           by
                                              /s/ Renee Nadler
                                              ----------------------------------
                                              Name:  Renee Nadler
                                              Title: Managing Director

                                        MADISON AVENUE CDO I, LIMITED

                                        By:  Metropolitan Life Insurance Company
                                        as Collateral Manager

                                           by
                                              /s/  James R. Dingler
                                              ----------------------------------
                                              Name:  James R. Dingler
                                              Title: Director

                                        MADISON AVENUE CDO II, LIMITED
                                        By:  Metropolitan Life Insurance Company
                                        as Collateral Manager

                                           by
                                              /s/  James R. Dingler
                                              ----------------------------------
                                              Name:  James R. Dingler
                                              Title: Director

                                        MAGNETITE ASSET INVESTORS III, LLC

                                           by
                                              /s/ M. Williams
                                              ----------------------------------
                                              Name:  M. Williams
                                              Title: Director

                                        MAPLEWOOD (CAYMAN) LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE

                                           by
                                              /s/ John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        MASTER SENIOR FLOATING RATE TRUST

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                        INCOME STRATEGIES PORTFOLIO by Merrill
                                        Lynch Investment Managers, L.P. as
                                        Investment Advisor

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                        BANK LOAN INCOME PORTFOLIO by Merrill
                                        Lynch Investment Managers, L.P. as
                                        Investment Advisor

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        MERRILL LYNCH SENIOR
                                        FLOATING RATE FUND, INC

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        .
                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        by Merrill Lynch Investment Managers,
                                        L.P. as Investment Advisor

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        METROPOLITAN LIFE INSURANCE COMPANY

                                           by
                                              /s/ James R. Dingler
                                              ----------------------------------
                                              Name:  James R. Dingler
                                              Title: Director

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                           by
                                              /s/ Hiroyuki Tsuru
                                              ----------------------------------
                                              Name:  Hiroyuki Tsuru
                                              Title: Deputy General Manager

                                        ML CBO IV (CAYMAN) LTD.
                                        By:  Higland Capital Management, L.P.
                                        as Collateral Manager

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        ML CLO XIX STERLING (CAYMAN) LTD.
                                        By:  Highland Capital Management, L.P.
                                        (as successor in interest to Sterling
                                        Asset Manager LLC)

                                           by
                                              /s/  Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada
                                              Title: Executive Vice President

                                        MONUMENT CAPITAL LTD., AS ASSIGNEE
                                        by Alliance Capital Management L.P., as
                                        Investment Manager
                                        by Alliance Capital Management
                                        Corporation, as General Partner

                                           by
                                              /s/ Sverker Johansson
                                              ----------------------------------
                                              Name:  Sverker Johansson
                                              Title: Vice President

                                        MONUMENTAL LIFE INSURANCE COMPANY

                                           by
                                              /s/ John Balley
                                              ----------------------------------
                                              Name:  John Balley
                                              Title: Vice President

                                        MONY LIFE INSURANCE COMPANY

                                           by
                                              /s/ Suzanne E. Walton
                                              ----------------------------------
                                              Name:  Suzanne E. Walton
                                              Title: Managing Director

                                        MONY LIFE INSURANCE COMPANY OF AMERICA

                                           by
                                              /s/ Suzanne E. Walton
                                              ----------------------------------
                                              Name:  Suzanne E. Walton
                                              Title: Authorized Agent

                                        MORGAN STANLEY PRIME INTEREST TRUST

                                           by
                                              /s/ Sheila Finnerty
                                              ----------------------------------
                                              Name:  Sheila Finnerty
                                              Title: Executive Director

                                        MOUNTAIN CAPITAL CLO I LTD.

                                           by
                                              /s/ Darren P. Riley
                                              ----------------------------------
                                              Name:  Darren P. Riley
                                              Title: Director

                                        MOUNTAIN CAPITAL CLO II LTD.

                                           by
                                              /s/ Darren P. Riley
                                              ----------------------------------
                                              Name:  Darren P. Riley
                                              Title: Director

                                        MUIRFIELD TRADING LLC

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        NATEXIS BANQUES POPLAIRES

                                           by
                                              /s/ Frank H. Madden, Jr.
                                              ----------------------------------
                                              Name:  Frank H. Madden, Jr.
                                              Title: Vice President & Group
                                                     Manager

                                           by
                                              /s/ Christian Giordano
                                              ----------------------------------
                                              Name:  Christian Giordano
                                              Title: Vice President

                                        NATIONAL CITY BANK

                                           by
                                              /s/ Mark J. Ringel
                                              ----------------------------------
                                              Name:  Mark J. Ringel
                                              Title: Vice President

                                        NATIONAL WESTMINSTER BANK PLC, by
                                        NatWest Capital Markets Limited, its
                                        Agent, by Greenwich Capital Markets,
                                        Inc., its Agent

                                           by
                                              /s/ Kelly A. Myers
                                              ----------------------------------
                                              Name:  Kelly A. Myers
                                              Title: Vice President

                                        NORTHWOODS CAPITAL, LIMITED
                                        by: Angelo, Gordon & Co., L.P.,
                                        as Collateral Manager

                                           by
                                              /s/ John W. Fraser
                                              ----------------------------------
                                              Name:  John W. Fraser
                                              Title: Managing Director

                                        NORTHWOODS CAPITAL II, LIMITED
                                        by: Angelo, Gordon & Co., L.P.,
                                        as Collateral Manager

                                           by
                                              /s/ John W. Fraser
                                              ----------------------------------
                                              Name:  John W. Fraser
                                              Title:  Managing Director

                                        NORTHWOODS CAPITAL III, LIMITED
                                        by: Angelo, Gordon & Co., L.P.,
                                        as Collateral Manager

                                           by
                                              /s/ John W. Fraser
                                              ----------------------------------
                                              Name:  John W. Fraser
                                              Title: Managing Director


                                        NEW ALLIANCE GLOBAL CDO, LIMITED
                                        by: Alliance Capital Management L.P.,
                                        as Sub-advisor
                                        by: Alliance Capital Management
                                        Corporation, as General Partner

                                           by
                                              /s/ Sverker Johansson
                                              ----------------------------------
                                              Name:  Sverker Johansson
                                              Title: Vice President

                                        NEW YORK LIFE INSURANCE COMPANY

                                           by
                                              /s/ Anthony Malloy
                                              ----------------------------------
                                              Name:  Anthony Malloy
                                              Title: Investment Vice President

                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION by New York Life Investment
                                        Management as its Investment Manager

                                           by
                                              /s/ Anthony Malloy
                                              ----------------------------------
                                              Name:  Anthony Malloy
                                              Title: Director

                                        NOMURA BOND & LOAN FUND

                                           by
                                              /s/ Elizabeth Maclean
                                              ----------------------------------
                                              Name:  Elizabeth Maclean
                                              Title: Vice President

                                        NOVA CDO 2001, LTD.

                                           by
                                              /s/ Tyler W. Lindblad
                                              ----------------------------------
                                              Name:  Tyler W. Lindblad
                                              Title: Director

                                        OAK HILL SECURITIES FUND II, L.P.
                                        by: Oak Hill Securities GenPar II, L.P.
                                        its General Partner
                                        by: Oak Hill Securities MGP II, Inc.,
                                        its General Partner

                                           by
                                              /s/ Scott D. Krase
                                              ----------------------------------
                                              Name:  Scott D. Krase
                                              Title: Vice President

                                        OAK HILL SECURITIES FUND, L.P.
                                        by: Oak Hill Securities GenPar, L.P. its
                                        General Partner
                                        by: Oak Hill Securities MGP, Inc., its
                                        General Partner

                                           by
                                              /s/ Scott D. Krase
                                              ----------------------------------
                                              Name:  Scott D. Krase
                                              Title: Vice President

                                        OAK HILL CREDIT PARTNERS I, LIMITED
                                        by: Oak Hill CLO Management, LLC, as
                                        Investment Manager

                                           by
                                              /s/ Scott D. Krase
                                              ----------------------------------
                                              Name:  Scott D. Krase
                                              Title: Vice President

                                        OCTAGON INVESTMENT PARTNERS II, LLC
                                        by: Octagon Credit Investors, LLC,
                                        as Sub-Investment Manager

                                           by
                                              /s/ Michael B. Nechamkin
                                              ----------------------------------
                                              Name:  Michael B. Nechamkin
                                              Title: Portfolio Manager

                                        OCTAGON INVESTMENT PARTNERS III, LTD
                                        by: Octagon Credit Investors, LLC, as
                                        Portfolio Manager

                                           by
                                              /s/ Michael B. Nechamkin
                                              ----------------------------------
                                              Name:  Michael B. Nechamkin
                                              Title: Portfolio Manager

                                        OCTAGON INVESTMENT PARTNERS IV, LTD
                                        by: Octagon Credit Investors, LLC, as
                                        Collateral Manager

                                           by
                                              /s/ Michael B. Nechamkin
                                              ----------------------------------
                                              Name:  Michael B. Nechamkin
                                              Title: Portfolio Manager

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1, LTD. by Invesco Senior
                                        Secured Management, Inc., as Subadvisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        OPPENHEIMER SENIOR FLOATING RATE FUND

                                           by
                                              /s/ David Foxhoven
                                              ----------------------------------
                                              Name:  David Foxhoven
                                              Title: Assistant Vice President

                                        ORIX FINANCE CORP. I

                                           by
                                              /s/ Sheppard H.C. Davis, Jr.
                                              ----------------------------------
                                              Name:  Sheppard H.C. Davis, Jr.
                                              Title: Authorized Representative

                                        OXFORD STRATEGIC INCOME FUND
                                        by: Eaton Vance Management
                                        as Investment Advisor

                                           by
                                              /s/ Payson F. Swaffield
                                              ----------------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                        PACIFICA PARTNERS I, L.P.
                                        by Imperial Credit Asset Management, as
                                        its Investment Manager

                                           by
                                              /s/ Dean K. Kawai
                                              ----------------------------------
                                              Name:  Dean K. Kawai
                                              Title: Vice President

                                        PACIFIC HIGH YIELD CAYMAN UNIT TRUST
                                        (ACCT 1049)
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,
                                        acting through The Chase Manhattan Bank,
                                        in the Nominee Name of Polly & Co.

                                           by
                                              /s/   Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        PAM CAPITAL FUNDING L.P.
                                        by: Highland Capital Management, L.P.,
                                        as Collateral Manager

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada, CFA
                                              Title: Executive Vice President
                                                     Highland Capital
                                                     Management, L.P.

                                        PAMCO CAYMAN LTD
                                        by: Highland Capital Management, L.P.,
                                        as Collateral Manager

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada, CFA
                                              Title: Executive Vice President
                                                     Highland Capital
                                                     Management, L.P.

                                        PB (USA) CAPITAL CORPORATION

                                           by
                                              /s/ Andrew Shipman
                                              ----------------------------------
                                              Name:  Andrew Shipman
                                              Title: Associate/Portfolio
                                                     Management

                                        PERSEUS CDO I, LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        PIMCO HIGH YIELD FUND (ACCT 705)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor
                                        for the PIMCO High Yield

                                        Fund, acting through Investors Fiduciary
                                        Trust Company in the Nominee Name of
                                        IFTCO

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        PIMCO PRIVATE HIGH YIELD PORTFOLIO
                                        (ACCT #706)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor
                                        for the PIMCO High Yield Fund, acting
                                        through Investors Fiduciary Trust
                                        Company in the Nominee Name of IFTCO

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        PINEHURST TRADING, INC.

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        PPM AMERICA, INC., as an Attorney-in-
                                        Fact, on behalf of Jackson National Life
                                        Insurance Company

                                           by
                                              /s/  David C. Wagner
                                              ----------------------------------
                                              Name:  David C. Wagner
                                              Title: Managing Director

                                        PPM SPYGLASS FUNDING TRUST

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                        PRINCIPAL LIFE INSURANCE COMPANY
                                        by: Principal Capital Management, LLC, a
                                        Delaware limited liability company, its
                                        authorized signatory

                                           by
                                              /s/ Jon C. Heiny
                                              ----------------------------------
                                              Name:  Jon C. Heiny
                                              Title: Counsel

                                           by
                                              /s/ Elizabeth D. Swanson
                                              ----------------------------------
                                              Name:  Elizabeth D. Swanson
                                              Title: Counsel

                                        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD
                                        by: CPF Asset Advisory, LLC., as
                                        Investment Manager

                                           by
                                              /s/ Timothy L. Harrod
                                              ----------------------------------
                                              Name:  Timothy L. Harrod
                                              Title: Managing Director

                                           by
                                              /s/ Steven Simons
                                              ----------------------------------
                                              Name:  Steven Simons
                                              Title: Associate Director

                                        PROSPECT INTERNATIONAL DEBT
                                        STRATEGY FUND

                                           by
                                              /s/ Preston I. Carnes, Jr.
                                              ----------------------------------
                                              Name:  Preston I. Carnes, Jr.
                                              Title: Managing Director

                                        PUTNAM VARIABLE TRUST-PVT DIVERSIFIED
                                        INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        PUTNAM STRATEGIC INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        PUTNAM DIVERSIFIED INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President


                                        PUTNAM PREMIER INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        PUTNAM MASTER INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        PUTNAM CBO I LIMITED

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        RIVIERA FUNDING LLC

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        ROYALTON COMPANY (ACCT 280)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        SAAR HOLDINGS CDO, LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        SAN JOAQUIN CDO I LIMITED (#1282)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        SANKATY ADVISORS, INC., as Collateral
                                        Manager for Brant Point CBO 1999-1 Ltd., as Term Lender

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY ADVISORS, LLC, as Collateral
                                        Manager for Brant Point II CBO 2000-1
                                        Ltd., as Term Lender

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY ADVISORS, LLC, as Collateral
                                        Manager for Great Point CLO 1999-1 Ltd., as Term Lender

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY HIGH YIELD PARTNERS II, L.P.

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY HIGH YIELD PARTNERS III, L.P.

                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for RACE POINT CLO, LIMITED,
                                        as Term Lender
                                           by
                                              /s/ Diane J. Exter
                                              ----------------------------------
                                              Name:  Diane J. Exter
                                              Title: Managing Director
                                                     Portfolio Manager

                                        SCUDDER FLOATING RATE FUND

                                           by
                                              /s/ Kenneth Weber
                                              ----------------------------------
                                              Name:  Kenneth Weber
                                              Title: Senior Vice President

                                        SEABOARD CLO 2000, LTD., as Lender
                                        by: ORIX Capital Markets, LLC,
                                        Collateral Manager

                                           by
                                              /s/ Sheppard H.C. Davis, Jr.
                                              ----------------------------------
                                              Name:  Sheppard H.C. Davis, Jr.
                                              Title: Managing Director

                                        SENECA CBO II, L.P.

                                           by
                                              /s/ Charles Dicke
                                              ----------------------------------
                                              Name:  Charles Dicke
                                              Title: Portfolio Manager

                                        SENECA CBO III, LIMITED

                                           by
                                              /s/ Charles Dicke
                                              ----------------------------------
                                              Name:  Charles Dicke
                                              Title: Portfolio Manager

                                        SENIOR DEBT PORTFOLIO
                                        by Boston Management and
                                        Research, as Investment Manager

                                           by
                                              /s/ Charles Dicke
                                              ----------------------------------
                                              Name:  Charles Dicke
                                              Title: Portfolio Manager

                                        SENIOR HIGH INCOME PORTFOLIO, INC.

                                           by
                                              /s/ Anthony Heyman
                                              ----------------------------------
                                              Name:  Anthony Heyman
                                              Title: Authorized Signatory

                                        SENIOR LOAN FUND

                                           by
                                              /s/ M. Williams
                                              ----------------------------------
                                              Name:  M. Williams
                                              Title: Director

                                        SEQUILS I, LTD.
                                        By: TCW Advisors, Inc. as its
                                        Collateral Manager

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        SEQUILS IV, LTD.
                                        By:  TCW Advisors, Inc. as its
                                        Collateral Manager

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        SEQUILS-LIBERTY, LTD.
                                        by: INVESCO Senior Secured Management,
                                        Inc., as Collateral Manager

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        SEQUILS-CUMBERLAND I, LTD.
                                        by: Deerfield Capital Management LLC,
                                        as its Collateral Manager

                                           by
                                              /s/ Dan Hattori
                                              ----------------------------------
                                              Name:  Dan Hattori
                                              Title: Vice President

                                        SEQUILS-CENTURION V, LTD.
                                        American Express Asset Management Group
                                        Inc., as Collateral Manager

                                           by
                                              /s/ Michael M. Leyland
                                              ----------------------------------
                                              Name:  Michael M. Leyland
                                              Title: Managing Director

                                        SEQUILS-MAGNUM, LTD. (#1280)
                                        By:  Pacific Investment Management
                                        Company LLC, as its Investment Advisor

                                           by
                                              /s/  Mohan V. Phansalkar
                                              ----------------------------------
                                              Name:  Mohan V. Phansalkar
                                              Title: Executive Vice President

                                        SIMSBURY CLO, LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        SKM-LIBERTYVIEW CBO I, LTD.

                                           by
                                              /s/ Kenneth C. Klegar
                                              ----------------------------------
                                              Name:  Kenneth C. Klegar
                                              Portfolio Manager
                                              Title: Authorized Signatory

                                        SL LOANS LIMITED
                                        by: Highland Capital Management, L.P.,
                                        as General Partner

                                           by
                                              /s/ Mark K. Okada, CFA
                                              ----------------------------------
                                              Name:  Mark K. Okada, CFA
                                              Title: Executive Vice President
                                                      Highland Capital
                                                      Management, L.P.

                                        SOMERS CDO, LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        SOUTHERN PACIFIC BANK

                                           by
                                              /s/ Mun Young Kim
                                              ----------------------------------
                                              Name:  Mun Young Kim
                                              Title: Vice President

                                        SRF TRADING, INC.

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        SRF 2000, LLC.

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        SRV-HIGHLAND, INC.

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        STANFIELD ARBITRAGE CDO, LTD.
                                        by: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                           by
                                              /s/ Christopher A. Bondy
                                              ----------------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                        STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                                        by: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                           by
                                              /s/ Christopher A. Bondy
                                              ----------------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                        STANFIELD CLO, LTD.
                                        by: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                           by
                                              /s/ Christopher A. Bondy
                                              ----------------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                        STANWICH LOAN FUNDING LLC

                                           by
                                              /s/ Diana L. Mushill
                                              ----------------------------------
                                              Name:  Diana L. Mushill
                                              Title: Assistant Vice President

                                        STEIN ROE & FARNHAM INCORPORATED,
                                        as Agent for Keyport Life Insurance
                                        Company

                                           by
                                              /s/ James R. Fellows
                                              ----------------------------------
                                              Name:  James R. Fellows
                                              Title: Senior Vice President
                                                     Portfolio Manager

                                        STEIN ROE & FARNHAM CLO I LTD.,
                                        by Stein Roe & Farnham Incorporated,
                                        as Portfolio Manager

                                           by
                                              /s/ James R. Fellows
                                              ----------------------------------
                                              Name:  James R. Fellows
                                              Title: Senior Vice President
                                                     Portfolio Manager

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY

                                           by
                                              /s/ James R. Fellows
                                              ----------------------------------
                                              Name:  James R. Fellows
                                              Title: Senior Vice President

                                        STRATA FUNDING LTD.
                                        by: INVESCO Senior Secured Management,
                                        Inc. as Sub-Managing Agent

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        STRONG ADVANTAGE BOND FUND

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        STRONG CORPORATE BOND FUND

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        STRONG HIGH YIELD BOND FUND

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        STRONG SHORT-TERM BOND FUND

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        STRONG SHORT-TERM HIGH YIELD BOND FUND

                                           by
                                              /s/ Gilbert L. Southwell, III
                                              ----------------------------------
                                              Name:  Gilbert L. Southwell, III
                                              Title: Associate Counsel

                                        SUFFIELD CLO, LIMITED

                                           by
                                              /s/  John B. Wheeler
                                              ----------------------------------
                                              Name:  John B. Wheeler
                                              Title: Managing Director

                                        THE SUMITOMO TRUST & BANKING CO., LTD.,
                                        New York Branch

                                           by
                                              /s/ Elizabeth A. Quirk
                                              ----------------------------------
                                              Name:  Elizabeth A. Quirk
                                              Title: Vice President

                                        SUMITOMO MITSUI BANKING CORPORATION

                                           by
                                              /s/ Suresh Tata
                                              ----------------------------------
                                              Name:  Suresh Tata
                                              Title: Senior Vice President

                                        SUNAMERICA LIFE INSURANCE COMPANY

                                           by
                                              /s/ Steven Oh
                                              ----------------------------------
                                              Name:  Steven Oh
                                              Title: Authorized Agent

                                        SYNDICATED LOAN FUNDING TRUST
                                        by: Lehman Commercial Paper Inc. not in
                                        its individual capacity but solely as
                                        administrative agent

                                           by
                                              /s/ Michele Swanson
                                              ----------------------------------
                                              Name:  Michele Swanson
                                              Title: Authorized Signatory

                                        TALCOTT NOTCH CBO I
                                        by: General Re-New England Asset
                                        Management, Inc., as Collateral Manager

                                           by
                                              /s/ Susan Bosworth
                                              ----------------------------------
                                              Name:  Susan Bosworth
                                              Title: Vice President

                                        TCW LEVERAGED INCOME TRUST, L.P.
                                        by:  TCW Advisers (Bermuda), Ltd.,
                                        as General Partner

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President


                                        TCW LEVERAGED INCOME TRUST II, L.P.
                                        by:  TCW Advisers (Bermuda), Ltd., as
                                        General Partner

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        TCW LEVERAGED INCOME TRUST IV, L.P.
                                        by:  TCW Advisers (Bermuda), Ltd., as
                                        General Partner

                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        TCW SELECT LOAN FUND, LIMITED
                                        by:  TCW Advisers, Inc. as its
                                        Collateral Manager
                                           by
                                              /s/ Mark L. Gold
                                              ----------------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                           by
                                              /s/ Richard F. Kurth
                                              ----------------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                        TEXTRON FINANCIAL CORPORATION

                                           by
                                              /s/ Matthew J. Colgan
                                              ----------------------------------
                                              Name:  Matthew J. Colgan
                                              Title: Director

                                        THERMOPYLAE FUNDING CORP.

                                           by
                                              /s/ Kevin P. Burns
                                              ----------------------------------
                                              Name:  Kevin P. Burns
                                              Title: Vice President

                                        TORONTO DOMINION (NEW YORK), INC.

                                           by
                                              /s/ Dana Schwalie
                                              ----------------------------------
                                              Name: Dana Schwalie
                                              Vice President

                                        TRANSAMERICA EQUIPMENT FINANCIAL
                                        SERVICES

                                           by
                                              /s/  Randall Allemang
                                              ----------------------------------
                                              Name:  Randall Allemang
                                              Title: Vice President

                                        TRAVELERS CORPORATE LOAN FUND INC.
                                        By Travelers Asset Management
                                        International Company, LLC

                                           by
                                              /s/  Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        THE TRAVELERS INSURANCE COMPANY

                                           by
                                              /s/  Allen Cantrell
                                              ----------------------------------
                                              Name:  Allen Cantrell
                                              Title: Investment Officer

                                        TRAVELERS SERIES FUND, INC. - PUTNAM
                                        DIVERSIFIED INCOME TRUST

                                           by
                                              /s/ John R. Verani
                                              ----------------------------------
                                              Name:  John R. Verani
                                              Title: Vice President

                                        TRITON CBO III, LIMITED
                                        by: INVESCO Senior Secured Management,
                                        Inc., as Investment Advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        TRITON CDO IV, LIMITED
                                        by: INVESCO Senior Secured Management,
                                        Inc., as Investment Advisor

                                           by
                                              /s/ Joseph Rotondo
                                              ----------------------------------
                                              Name:  Joseph Rotondo
                                              Title: Authorized Signatory

                                        TYLER TRADING, INC.

                                           by
                                              /s/ Don C. Day
                                              ----------------------------------
                                              Name:  Don C. Day
                                              Title: Vice President

                                        THE GOVERNOR AND COMPANY
                                        OF THE BANK OF IRELAND

                                           by
                                              /s/ Mary Connolly
                                              ----------------------------------
                                              Name:  Mary Connolly
                                              Title: Authorized Signatory

                                           by
                                              /s/ Geraldine Hannon
                                              ----------------------------------
                                              Name:  Geraldine Hannon
                                              Title: Authorized Signatory

                                        TRANSAMERICA EQUIPMENT
                                        FINANCIAL SERVICES

                                           by
                                              /s/ Randall Allemang
                                              ----------------------------------
                                              Name:  Randall Allemang
                                              Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.

                                           by
                                              /s/ Jeffrey Mumm
                                              ----------------------------------
                                              Name:  Jeffrey Mumm
                                              Title: Vice President

                                        VAN KAMPEN CLO II, LIMITED
                                        by: Van Kampen Management Inc., as
                                        Collateral Manager

                                           by
                                              /s/ Howard Tiffen
                                              ----------------------------------
                                              Name:  Howard Tiffen
                                              Title: Managing Director

                                        VAN KAMPEN CLO I, LIMITED
                                        by: Van Kampen Management Inc., as
                                        Collateral Manager

                                           by
                                              /s/ Howard Tiffen
                                              ----------------------------------
                                              Name:  Howard Tiffen
                                              Title: Managing Director

                                        VAN KAMPEN SENIOR FLOATING RATE FUND
                                        by: Van Kampen Investment Advisory Corp.

                                           by
                                              /s/ Howard Tiffen
                                              ----------------------------------
                                              Name:  Howard Tiffen
                                              Title: Managing Director

                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        by: Van Kampen Investment Advisory Corp.

                                           by
                                              /s/ Howard Tiffen
                                              ----------------------------------
                                              Name:  Howard Tiffen
                                              Title: Managing Director

                                        VAN KAMPEN SENIOR INCOME TRUST
                                        by: Van Kampen Investment Advisory Corp.

                                           by
                                              /s/ Howard Tiffen
                                              ----------------------------------
                                              Name:  Howard Tiffen
                                              Title: Managing Director

                                        VARIABLE INSURANCE PRODUCTS FUND III:
                                        BALANCED PORTFOLIO

                                           by
                                              /s/  John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        FIDELITY PURITAN TRUST: FIDELITY
                                        PURITAN FUND

                                           by
                                              /s/  John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        FIDELITY CHARLES STREET TRUST: FIDELITY
                                        ASSET MANAGEMENT

                                           by
                                              /s/  John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        VARIABLE INSURANCE PRODUCTS FUND:
                                        EQUITY-INCOME PORTFOLIO

                                           by
                                              /s/  John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        FIDELITY DEVONSHIRE TRUST: FIDELITY
                                        EQUITY-INCOME FUND

                                           by
                                              /s/  John H. Costello
                                              ----------------------------------
                                              Name:  John H. Costello
                                              Title: Assistant Treasurer

                                        WACHOVIA BANK, N.A.

                                           by
                                              /s/ Robert Alan Royalty
                                              ----------------------------------
                                              Name:  Robert Alan Royalty
                                              Title: Vice President

                                        WACHOVIA BANK, N.A.

                                           by
                                              /s/ James F. Heatwole
                                              ----------------------------------
                                              Name:  James F. Heatwole
                                              Title: Senior Vice President

                                        WEBSTER BANK

                                           by
                                              /s/ Matthew Daly
                                              ----------------------------------
                                              Name:  Matthew Daly

                                              Title: Vice President

                                        WELLS FARGO BANK, N.A.

                                           by
                                              /s/ Michael Real
                                              ----------------------------------
                                              Name:  Michael Real
                                              Title: Vice President

                                        WINDSOR LOAN FUNDING, LIMITED
                                        by: Stanfield Capital Partners LLC, as
                                        its Investment Manager

                                           by
                                              /s/ Christopher A. Bondy
                                              ----------------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                        WINGED FOOT FUNDING TRUST

                                           by
                                              /s/ Ann E. Morris
                                              ----------------------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent